UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DUPONT PHOTOMASKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following slides were used by DuPont Photomasks, Inc. in presentations to employees on October 5, 2004.

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[LOGO]	[LOGO]

The World’s Premier Photomask Company

October 5, 2004

•                              DuPont Photomasks’ signed a definitive agreement with Toppan Printing for Toppan to acquire all outstanding shares of DuPont Photomasks for US$27 per share (approximately $650 million*)

•                              Transaction:

•                  will benefit shareholders, customers and employees of DuPont Photomasks

•                  is expected to close in early 2005

•                  shareholder and regulatory approvals required

* On a fully diluted basis (convertible notes, options).

Transaction Rationale

•                              With customer needs diversifying and industry technology advancing rapidly, now is the optimal time to join forces with a global technology leader

•                              DuPont Photomasks’ and Toppan group’s global photomask business strategies are consistent and aligned:

•                        Strengthen technological development capabilities to meet the complex needs of chip makers

•                        Build a customer-focused manufacturing network covering the USA, Europe and Asia

•                        Strengthen earnings potential through the most efficient allocation of Capex and R&D investments possible

Creating the world’s premier photomask company and realizing synergies through integration

The World’s Premier Photomask Company

•                              When transaction is completed:

•                        DuPont Photomasks will become a wholly-owned subsidiary of Toppan and be renamed Toppan Photomasks, Inc.

•                        Akihiro Nagata (also a Senior Managing Director and Head of the Electronics Division at Toppan Printing) will become Chairman

•                        Marshall Turner will remain CEO

•                        Toppan Photomasks, Inc. headquarters will remain in Round Rock

•                        We will closely coordinate our operations with those of Toppan

Toppan and DuPont Photomasks - an Ideal Fit

•                              Little overlap in customer base or manufacturing locations

•                  combined presence throughout the world will result in a company that is poised to meet the demands of an increasingly global customer base

•                              In combination, we will operate the industry’s most extensive global photomask production network

•                  combined production network will span China, France, Germany, Japan, Korea, Singapore, Taiwan and the United States

•                              Each company’s technology is highly regarded by customers around the world

•                  coordinating R&D will develop unique and exciting technologies more quickly and efficiently

•                              Both companies’ global photomask business strategies are aligned and consistent

•                  will help to enable a smooth coordination process after closing

About Toppan Printing

•                       One of Japan’s largest companies and one of the world’s leading printing companies

•                       A multi-national conglomerate with annual revenue in excess of US$11 billion

•                       Eight diverse business fields

•                  security cards

•                  commercial printing

•                  publications printing

•                  e-business

•                  packaging

•                  decorative materials

•                  optronics

•                  electronics business (incl. photomasks)

•                              Employs more than 32,000 people globally

[CHART]

Note: $1=JPY110.

Source: Toppan Printing

About Toppan’s Photomask Business

•                              One of the world’s largest and most-respected photomask suppliers

•                              A global technology leader

•                              Three facilities:

•                        Asaka, Japan

•                        Shiga, Japan

•                        Toppan Chungwa Electronics (TCE) joint venture in Taoyuan, Taiwan

•                              Strategic customer alliances include Elpida Memory - Japanese DRAM manufacturer

•                              Website in English:  www.toppan.com

Toppan’s Photomask Business

Strong Customer Base in Japan and Asia

FY March 2004 Sales*
JPY32.5bn (US$295mn)

[CHART]

* Sales of photomasks for LSI only.
Note: Assumes US$1=JPY 110.

Source: Toppan

About DuPont Photomasks

Globally Diverse Customer Base

FY June 2004 Sales
US$354mn JPY38.9bn

[CHART]

Asia

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USA

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Europe

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Note: Assumes US$1=JPY 110.

Together, The Industry’s Most Extensive Manufacturing Network

•                  Accelerate R&D with Asaka and Dresden, the two most advanced technology development centers in the new network

•                  Swift transfer of technology to manufacturing bases around the world

Customer-focused global manufacturing across the US, Europe, and Asia

[GRAPHIC]

[GRAPHIC]

Synergies Through Integration

Effective use of technology development resources

•                  Meet complex customer needs through optimal resource allocation

•                  Accelerate industry leading R&D capabilities

Optimal utilization of manufacturing network

•                  Create optimal production network with complementary facilities

•                  Provide timely products with a variety of nodes around the world

Providing highest quality solutions to customers

Efficient allocation of Capex and R&D investment

•                  Pursuit of cost efficiency through efficient allocation of Capex and R&D investment

How Will This Affect DuPont Photomasks?

•                  After closing, we will continue to operate our company as a distinct business, in close coordination with Toppan’s other photomask operations

•                  As a wholly-owned subsidiary of Toppan:

•                  we will leverage technology, global presence and financial strength to better serve our customer base

•                  new growth prospects and increased stability for the company

•                  new and exciting career opportunities

•                  Salary and benefits are expected to remain consistent with past practices

•                  except for DuPont Photomasks stock-based programs (e.g., options, ESPP)

•                  alternative long-term incentive programs will be developed

•                  Coordination of work processes and practices will be analyzed after close of transaction

In the Short-term...

•                  We will seek regulatory and shareholders approvals

•                  During this time:

•                  we will operate our businesses separately

•                  in accordance with applicable laws, all communications with Toppan must be cleared through Jim Boeckman, our General Counsel

•                  DuPont Photomasks will continue executing on its business plan:

•      develop advanced technology

•     grow revenue

•     reduce breakeven

•                  We must remain focused on delivering to our customers world-class technology, quality and service

•                  Status updates will be frequent

•                  Special email account will be set up for your comments and questions

Forward-Looking Statements

•                              This document contains forward-looking statements that involve risks and uncertainties concerning Toppan’s proposed acquisition of DuPont Photomasks and the benefits of the pending acquisition. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. Potential risks and uncertainties regarding the acquisition include, among others, the requirement that DuPont Photomasks’ stockholders must approve the transaction, the required receipt of necessary regulatory approvals, including from the Securities and Exchange Commission  (“SEC”) and under applicable antitrust laws, other conditions to the closing of the merger, the possibility that the transaction will not close or that the closing may be delayed, and the effect of the announcement of the merger on DuPont Photomasks’ operating results and customer, supplier, employee and other  relationships.  More information about potential factors that could affect DuPont Photomasks’ business and financial results is included in DuPont Photomasks’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004 which is on file with the SEC and available at the SEC’s website at www.sec.gov.  The forward-looking statements are made as of the document date hereof and DuPont Photomasks disclaims any intention or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

•                              DuPont Photomasks will file a proxy statement and other documents regarding the proposed merger described in this document with the SEC. DUPONT PHOTOMASKS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to stockholders of DuPont Photomasks seeking their approval of the transaction. Investors and security holders may obtain a copy of the proxy statement (when it is available) and any other relevant documents filed by DuPont Photomasks with the SEC for free at the SEC’s web site at www.sec.gov. Copies of the proxy statement and other documents filed by DuPont Photomasks with the SEC may also be obtained free of cost by directing a request to: Investor Relations Department, DuPont Photomasks, 131 Old Settlers Boulevard, Round Rock, TX  78664, USA. You may also read and copy any reports, statements and other information filed by DuPont Photomasks at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, USA or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

•                              DuPont Photomasks and Toppan and their respective directors, executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies of DuPont Photomasks stockholders in connection with the proposed merger. Certain directors and executive officers of DuPont Photomasks may have interests in the merger, including employment agreements, severance arrangements, acceleration of vesting of stock options and as a result of holding options or shares of DuPont Photomasks common stock generally, and their interests will be described in the proxy statement that will be filed by DuPont Photomasks with the SEC.

The World’s Premier Photomask Company

October 5, 2004